Exhibit 23 (c)(ii)

                     OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    Class B Share Certificate (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner, box with heading: NUMBER [of shares]

                  (upper right corner)  share certificate no.

                  (upper right box with heading: CLASS B SHARES below cert. no.)

                  (centered
                  below boxes)       OPPENHEIMER GLOBAL GROWTH & INCOME FUND



      (at left)   THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                                               CERTAIN
DEFINITIONS

                                                      (box with number)
                                                      CUSIP 683943302

      (at left)   is the owner of

      (centered)  FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF

                  OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                  (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.


            WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(signature                    (signature
at left of seal)              at right of seal)

/s/ Brian W. Wixted                 /s/ Bridget A. Macaskill
----------------------        ------------------------
TREASURER                           PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                     OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                      SEAL
                                      1990
                          COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                              Countersigned
                                          OPPENHEIMER SHAREHOLDER SERVICES
                                          (A  DIVISION  OF   OPPENHEIMERFUNDS,
INC.
                                          Denver (CO) Transfer Agent

                                          By ____________________________
                                                Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11"   dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)
(Minor)

                                    UNDER UGMA/UTMA   ___________________
                                                                         (State)


Additional abbreviations may also be used though not in the above list.

For  Value  Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_______________________________________________________________________(Please
print or type name and address of assignee)

-----------------------------------------------------------------------

________________________________________________Class B Shares of beneficial interest [capital stock] represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                          -----------------------------------
                                          (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed        Name of Guarantor
                                    by:         _____________________________
                                                      Signature of
                                                      Officer/Title

(text printed NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) _________________ face of the certificate in every particular
_______________________________________ without alteration or enlargement or any change _____________________________ whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of                institution of the type described in the current
signature(s))                 prospectus of the Fund.






PLEASE NOTE: This document contains a watermark
OppenheimerFunds
when viewed at an angle. It is invalid without this "four hands" logotype watermark:

------------------------------------------------------------------------
     THIS SPACE MUST NOT BE COVERED IN ANY WAY



CERTIFIC\215B